Continuing Guaranty

Name of Guarantor: **HF FOODS GROUP INC.**

Guarantor's Address: **6001 W MARKET STREET**
GREENSBORO, NC 27409

Dated as of August 2, 2021

Guaranty. To induce **JPMORGAN CHASE BANK, N.A.**, whose address is **1111 Polaris Parkway, Suite N4 (OH1-1085), Columbus, Ohio 43240** (together with its successors and assigns, the "**Bank**"), at its option, to make financial accommodations, make or acquire loans, extend or continue credit or some other benefit, including letters of credit and foreign exchange contracts, present or future, direct or indirect, and whether several, joint or joint and several, to **B&R GROUP LOGISTICS HOLDING LLC, MOUNTAIN FOOD LLC, RONGCHENG TRADING, LLC, and CAPITAL TRADING, LLC** (whether one or more, the "**Borrower**", individually and collectively, if more than one), and because **HF FOODS GROUP INC.** (the "**Guarantor**") has determined that executing this Guaranty is in its interest and to its financial benefit, the Guarantor absolutely and unconditionally guarantees to the Bank the performance of and full and prompt payment of the Liabilities when due, whether at stated maturity, by acceleration or otherwise, provided however, that the Liabilities shall not include any Excluded Swap Obligations (as defined below). The Guarantor will not only pay the Liabilities, but will also reimburse the Bank for any fees, charges, costs and expenses, including reasonable attorneys' fees (including fees and expenses of counsel for the Bank that are employees of the Bank or its affiliates) and court costs, that the Bank may pay in collecting from any Borrower or the Guarantor, and for liquidating any Collateral (collectively, "**Collection Amounts**"), both before and after judgment. The Guarantor's obligations under this Guaranty shall be payable in lawful money of the United States of America.

"**Excluded Swap Obligation**" means any Swap Obligation (as defined below) as to which it is or becomes unlawful under the Commodity Exchange Act (as defined below) for the Guarantor to guaranty hereunder because the Guarantor is not an "eligible contract participant" (as defined in the Commodity Exchange Act) at the time this Guaranty becomes or would become effective with respect to such related Swap Obligation. "**Commodity Exchange Act**" means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute and/or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof). "**Swap Obligation**" means any obligation to pay or perform under any agreement, contract or transaction that constitutes a "swap" within the meaning of section 1a(47) of the Commodity Exchange Act.

Liabilities. The term "**Liabilities**" means all debts, obligations, indebtedness and liabilities of every kind and character of the Borrowers, or any one or more of them, whether individual, joint and several, contingent or otherwise, now or hereafter existing in favor of the Bank, including, without limitation, all liabilities, interest, costs and fees, arising under or from any note, open account, overdraft, credit card, lease, Rate Management Transaction, letter of credit application, endorsement, surety agreement, guaranty, acceptance, foreign exchange contract or depository service contract, whether payable to the Bank or to a third party and subsequently acquired by the Bank, any monetary obligations (including interest) incurred or accrued during the pendency of any bankruptcy, insolvency, receivership or other similar proceedings, regardless of whether allowed or allowable in such proceedings, and all renewals, extensions, modifications, consolidations, rearrangements, restatements, replacements or substitutions of any of the foregoing. The Guarantor and the Bank specifically contemplate that Liabilities include indebtedness hereafter incurred by the Borrowers, or any one or more of them, to the Bank. The term "**Rate Management Transaction**" means (i) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between any Borrower and the Bank and/or its affiliates, which is a rate swap, swap option, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap, floor, collar, currency swap, cross-currency rate swap, currency option, credit protection transaction, credit swap, credit default swap, credit default option, total return swap, credit spread, repurchase transaction, reverser repurchase transaction, buy/sell-back transaction, securities lending transaction, weather index transaction or forward purchase or sale of a security, commodity or other financial instrument or interest or (ii) any type of transaction that is similar to any transaction referred to in clause (i) above that is currently, or in the future becomes, recurrently entered into in the financial markets and which is a forward, swap, future, option or other derivative on one or more rates, currencies, commodities, equity securities or other equity instruments, debt securities or other debt instruments, economic indices or measures of economic risk or value, or other benchmarks against which payments or deliveries are to be made, or any combination of the foregoing transactions.

Limitation. The Guarantor's obligation under this Guaranty is UNLIMITED.

Page 1 of 6

Page 2 of 6 Continued Reliance. This Guaranty shall remain in effect until payment in full of the Remaining Liabilities, as defined below, following termination of this Guaranty by the Guarantor in accordance with this paragraph. This Guaranty will continue to be in effect until final payment and performance in full of all Liabilities and the termination of any commitment of the Bank to make loans or other financial accommodations to the Borrowers, or any one or more of them. The Guarantor may terminate the Guarantor's liability for Liabilities not in existence or for which the Bank has no commitment to advance or acquire by delivering written notice to the Bank as set forth in the paragraph below captioned "Notice". After the Guarantor's termination of this Guaranty, the Guarantor will continue to be liable for the following amounts (the "Remaining Liabilities"): (i) all Liabilities existing on the effective date of termination, (ii) all Liabilities to which the Bank has committed to advance or acquire prior to the effective termination date (whether or not the Bank is contractually obligated to advance or acquire the loans or extensions of credit), (iii) all subsequent renewals, extensions, modifications, consolidations, rearrangements, restatements, replacements and amendments (but not increases) of those Liabilities, (iv) all interest accruing on those Liabilities after the effective termination date and (v) all Collection Amounts incurred with respect to those Liabilities, on or after the effective termination date. The Bank may continue to permit the Borrowers, or any one or more of them, to incur Liabilities and to issue commitments to the Borrowers, or any one or more of them, to advance or acquire Liabilities in reliance on this Guaranty until the effective date of termination, regardless of whether at any time or from time to time there are no existing Liabilities nor commitment by the Bank to advance or acquire Liabilities. Security. The term "Collateral" means all real or personal property described in all security agreements, pledge agreements, mortgages, deeds of trust, assignments, or other instruments now or hereafter executed in connection with any of the Liabilities. If applicable, the Collateral secures the payment of the Liabilities. Bank's Right of Setoff. In addition to the Collateral, if any, the Guarantor grants to the Bank a security interest in the Accounts, and the Bank is authorized to setoff and apply, all Accounts, Securities and Other Property, and Bank Debt against any and all Liabilities and all obligations of the Guarantor under this Guaranty. This right of setoff may be exercised at any time and from time to time after the occurrence of any default, and without prior notice to the Guarantor. This security interest in the Accounts and right of setoff may be enforced or exercised by the Bank regardless of whether or not the Bank has made any demand under this paragraph or whether the Liabilities are contingent, matured, or unmatured. Any delay, neglect or conduct by the Bank in exercising its rights under this paragraph will not be a waiver of the right to exercise this right of setoff or enforce this security interest in the Accounts. The rights of the Bank under this paragraph are in addition to other rights the Bank may have by law. In this paragraph: (a) the term "Accounts" means any and all accounts and deposits of the Guarantor (whether general, special, time, demand, provisional or final) at any time held by the Bank (including all Accounts held jointly with another, but excluding any IRA or Keogh Account, or any trust Account in which a security interest would be prohibited by law); (b) the term "Securities and Other Property" means any securities entitlements, securities accounts, investment property, financial assets and all securities and other property of the Guarantor in the custody, possession or control of the Bank, JPMorgan Chase & Co. and their respective subsidiaries and affiliates (other than property held by the Bank in a fiduciary capacity); and (c) the term "Bank Debt" means all indebtedness at any time owing by the Bank to or for the credit or account of the Guarantor and any claim of the Guarantor (whether individual, joint and several or otherwise) against the Bank now or hereafter existing. Remedies/Acceleration. If the Guarantor fails to pay any amount owing under this Guaranty, the Bank shall have all of the rights and remedies provided by law or under any other agreement. The Bank is authorized to cause all or any part of the Collateral to be transferred to or registered in its name or in the name of any other person or business entity with or without designation of the capacity of that nominee. The Guarantor is liable for any deficiency in payment of any Liabilities whether of principal, interest, fees, costs or expenses remaining after the disposition of any Collateral. The Guarantor is liable to the Bank for all reasonable costs and expenses of any kind incurred in the making and collection of this Guaranty, both before and after judgment, including without limitation reasonable attorneys' fees and court costs. These costs and expenses include without limitation any costs or expenses incurred by the Bank in any bankruptcy, reorganization, insolvency or other similar proceeding. All amounts payable under the terms of this Guaranty shall be paid without relief from valuation and appraisement laws. All obligations of the Guarantor to the Bank under this Guaranty, whether or not then due or absolute or contingent, shall, at the option of the Bank, without notice or demand, become due and payable immediately upon the occurrence of any default or event of default under the terms of any of the Liabilities or otherwise with respect to any agreement related to the Liabilities (or any other event that results in acceleration of the maturity of any Liabilities, including without limitation, demand for payment of any Liabilities constituting demand obligations or automatic acceleration in a legal proceeding) or the occurrence of any default under this Guaranty. Permissible Actions. If any monies become available from any source other than the Guarantor that the Bank can apply to the Liabilities, the Bank may apply them in any manner it chooses, including but not limited to applying them against obligations, indebtedness or liabilities which are not covered by this Guaranty. The Bank may take any action against any Borrower, the Collateral, or any other person liable for any of the Liabilities. The Bank may release any Borrower or anyone else from the Liabilities, either in whole or in part, or release the Collateral, and need not perfect a security interest in the Collateral. The Bank does not have to exercise any rights that it has against any Borrower or anyone else, or make any effort to realize on the Collateral or any other collateral for the Liabilities, or exercise any right of set-off. The Guarantor authorizes the Bank, without notice or demand and without affecting the Guarantor's obligations hereunder, from time to time, to: (a) renew, modify, compromise, rearrange, restate, consolidate, extend, accelerate, postpone, grant any indulgence or otherwise change the time for payment of, or otherwise change the terms of the

Page 3 of 6 Liabilities or any part thereof, including increasing or decreasing the rate of interest thereon; (b) release, substitute or add any one or more endorsers, sureties, Guarantor or other guarantors; (c) take and hold Collateral for the payment of this Guaranty or the Liabilities, and enforce, exchange, impair, substitute, subordinate, waive or release any Liabilities or any Collateral for the Liabilities; (d) proceed against such Collateral and direct the order or manner of sale of such Collateral as the Bank in its discretion may determine; (e) apply any and all payments from the Borrowers, the Guarantor or any other obligor on the Liabilities, or recoveries from such Collateral, in such order or manner as the Bank in its discretion may determine; and (f) to accept any partial payment of Liabilities or collateral for the Liabilities. The Guarantor's obligations under this Guaranty shall not be released, diminished or affected by (i) any act or omission of the Bank, (ii) the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of any Borrower, or any receivership, insolvency, bankruptcy, reorganization, or other similar proceedings affecting any Borrower, any other obligor or any of their respective assets, (iii) any change in the composition or structure of any Borrower, the Guarantor or any other obligor on the Liabilities, including a merger or consolidation with any other person or entity, or (iv) any payments made upon the Liabilities. The Guarantor hereby expressly consents to any impairment of Collateral, including, but not limited to, failure to perfect a security interest and release Collateral and any such impairment or release shall not affect the Guarantor's obligations hereunder. Nature of Guaranty. This Guaranty is an absolute guaranty of payment and performance and not of collection. Therefore, the Bank may insist that the Guarantor pay immediately, and the Bank is not required to attempt to collect first from any Borrower, the Collateral, or any other person liable for the Liabilities. The obligation of the Guarantor shall be unconditional and absolute even if all or any part of any agreement between the Bank and any of the Borrowers is unenforceable, void, voidable or illegal or uncollectible due to incapacity, lack of power or authority, discharge or for any reason whatsoever, and regardless of the existence of any defense, setoff, discharge or counterclaim (in any case, whether based on contract, tort or any other theory) which any Borrower may assert. If any Borrower is a corporation, limited liability company, partnership or trust, it is not necessary for the Bank to inquire into the powers of any Borrower or the officers, directors, members, managers, partners, trustees or agents acting or purporting to act on its behalf, and any of the Liabilities made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder. Without limiting the foregoing, the Guarantor's liability is absolute and unconditional irrespective of and shall not be released, diminished or affected by: (a) any present or future law, regulation or order of any jurisdiction (whether of right or in fact) or of any agency thereof purporting to reduce, amend, restructure, render unenforceable or otherwise affect any term of any Liabilities; or (b) any war, riot or revolution impacting multinational companies or any act of expropriation, nationalization or currency inconvertibility or nontransferability arising from governmental, legislative or executive measures affecting any obligor or the property of any obligor on the Liabilities. Other Guarantors. If there is more than one Guarantor, the obligations under this Guaranty are joint and several. In addition, each Guarantor under this Guaranty shall be jointly and severally liable with any other guarantor of the Liabilities. If the Bank elects to enforce its rights against fewer than all guarantors of the Liabilities, that election does not release the Guarantor from its obligations under this Guaranty. The compromise or release of any of the obligations of any of the other guarantors or any Borrower shall not serve to impair, waive, alter or release the Guarantor's obligations. Each Qualified ECP Guarantor (as defined below) hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by any Borrower, any other obligor with respect to any Borrower's obligations to the Bank, or any guarantor of any Borrower's obligations to the Bank (each an "Obligor") to honor all of such Obligor's obligations under this Guarantee in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this section for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this section or otherwise under this Guarantee voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this section shall remain in full force and effect until the payment of all Liabilities and Remaining Liabilities. Each Qualified ECP Guarantor intends that this section constitute, and be deemed to constitute, a "keepwell, support, or other agreement" for the benefit of each other Obligor for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. "Qualified ECP Guarantor" means, in respect of any Swap Obligation, each Obligor that has total assets exceeding $10,000,000 at the time the relevant Guarantee or grant of the relevant security interest becomes or would become effective with respect to such Swap Obligation or such other person as constitutes an "eligible contract participant" under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an "eligible contract participant" at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. Rights of Subrogation. The Guarantor waives and agrees not to enforce any rights of subrogation, contribution, reimbursement, exoneration or indemnification that it may have against any Borrower, any person liable on the Liabilities, or the Collateral, until the Borrowers and the Guarantor have fully performed all their obligations to the Bank, even if those obligations are not covered by this Guaranty. Waivers. To the maximum extent not prohibited by applicable law, the Guarantor waives: 1. All rights and benefits under any laws or statutes regarding sureties, as may be amended; and

Page 4 of 6 2. Any right the Guarantor may have to receive notice of the following matters before the Bank enforces any of its rights: (a) the Bank's acceptance of this Guaranty, (b) incurrence or acquisition of any Liabilities (including, without limitation, any material alteration of the Liabilities), any credit that the Bank extends to any Borrower, Collateral received or delivered, default by any party to any agreement related to the Liabilities or other action taken in reliance on this Guaranty, and all notices and other demands of any description, (c) diligence and promptness in preserving liability against any obligor on the Liabilities, and in collecting or bringing suit to collect the Liabilities from any obligor on the Liabilities or to pursue any remedy in the Bank's power to pursue; (d) notice of extensions, renewals, modifications, rearrangements, restatements and substitutions of the Liabilities or any Collateral for the Liabilities; (e) notice of failure to pay any of the Liabilities as they mature, any other default, adverse facts that would affect the Guarantor's risk, any adverse change in the financial condition of any obligor on the Liabilities, release or substitution of any Collateral, subordination of the Bank's rights in any Collateral, and every other notice of every kind that may lawfully be waived; (f) any Borrower's default, (g) any demand, intent to accelerate, diligence, presentment, dishonor and protest, or (h) any action that the Bank takes regarding any Borrower, anyone else, the Collateral, or any of the Liabilities, which it might be entitled to by law or under any other agreement; 3. Any right it may have to require the Bank to proceed against any Borrower, any other obligor or guarantor of the Liabilities, or the Collateral for the Liabilities or the Guarantor's obligations under this Guaranty, or pursue any remedy in the Bank's power to pursue; 4. Any defense based on any claim that the Guarantor's obligations exceed or are more burdensome than those of any Borrower; 5. The benefit of any statute of limitations affecting the Guarantor's obligations hereunder or the enforcement hereof; 6. Any defense arising by reason of any disability or other defense of any Borrower or by reason of the cessation from any cause whatsoever (other than payment in full) of the obligation of the Borrowers for the Liabilities; 7. Any defense based on or arising out of the Bank's negligent administration of the Liabilities; 8. Any defense based on or arising out of any defense that any Borrower may have to the payment or performance of the Liabilities or any portion thereof; and 9. The Bank may waive or delay enforcing any of its rights without losing them. Any waiver affects only the specific terms and time period stated in the waiver. No modification or waiver of this Guaranty is effective unless it is in writing and signed by the party against whom it is being enforced. The Guarantor acknowledges that it has made these waivers knowingly and voluntarily and after having the opportunity to consider the ramifications of these waivers with its attorneys. Cooperation. The Guarantor agrees to fully cooperate with the Bank and not to delay, impede or otherwise interfere with the efforts of the Bank to secure payment from the assets which secure the Liabilities including actions, proceedings, motions, orders, agreements or other matters relating to relief from automatic stay, abandonment of property, use of cash collateral and sale of the Bank's collateral free and clear of all liens. Reinstatement. The Guarantor agrees that to the extent any payment or transfer is received by the Bank in connection with the Liabilities, and all or any part of the payment or transfer is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be transferred or repaid by the Bank or transferred or paid over to a trustee, receiver or any other entity, whether under any bankruptcy act or otherwise (any of those payments or transfers is hereinafter referred to as a "Preferential Payment"), then this Guaranty shall continue to be effective or shall be reinstated, as the case may be, and whether or not the Bank is in possession of this Guaranty, or whether the Guaranty has been marked paid, released or canceled, or returned to the Guarantor and, to the extent of the payment, repayment or other transfer by the Bank, the Liabilities or part intended to be satisfied by the Preferential Payment shall be revived and continued in full force and effect as if the Preferential Payment had not been made. Information. The Guarantor assumes all responsibility for being and keeping itself informed of each Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Liabilities and the nature, scope and extent of the risks that the Guarantor assumes and incurs under this Guaranty, and agrees that the Bank does not have any duty to advise the Guarantor of information known to it regarding those circumstances or risks. Financial Information. The Guarantor further agrees that the Guarantor shall provide to the Bank the financial statements and other information relating to the financial condition, properties and affairs of the Guarantor as the Bank requests from time to time. Severability. The provisions of this Guaranty are severable, and if any one or more of the obligations of the Guarantor under this Guaranty or the provisions of this Guaranty is held to be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining obligations of the Guarantor and the remaining provisions shall not in any way be affected or impaired;

Page 5 of 6 and the invalidity, illegality or unenforceability in one jurisdiction shall not affect the validity, legality or enforceability of such obligation(s) or provision(s) in any other jurisdiction; provided, however, notwithstanding the foregoing, in any action or proceeding involving any state corporate law, or any state, federal or foreign bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of the Guarantor under this Guaranty would otherwise be held or determined to be avoidable, invalid or unenforceable on account of the amount of the Guarantor's liability under this Guaranty, then, notwithstanding any other provision of this Guaranty to the contrary, the amount of such liability shall, without any further action by the Guarantor or the Bank, be automatically limited and reduced to the highest amount that is valid and enforceable as determined in such action or proceeding. Representations and Warranties by Guarantor. The Guarantor represents and warrants that the following statements are true and will remain true until termination of this Guaranty and payment in full of all Liabilities: (a) the execution and delivery of this Guaranty and the performance of the obligations it imposes do not violate any law, do not conflict with any agreement by which it is bound, or require the consent or approval of any governmental authority or any third party; (b) this Guaranty is a valid and binding agreement, enforceable according to its terms; (c) all balance sheets, profit and loss statements, and other financial statements furnished to the Bank in connection with the Liabilities are accurate and fairly reflect the financial condition of the organizations and persons to which they apply on their effective dates, including contingent liabilities of every type, which financial condition has not changed materially and adversely since those dates; (d) the Guarantor has filed all federal and state tax returns that are required to be filed, has paid all due and payable taxes and assessments against the property and income of the Guarantor and all payroll, excise and other taxes required to be collected and held in trust by the Guarantor for any governmental authority; (e) the Guarantor has determined that this Guaranty will benefit the Guarantor directly or indirectly; (f) the Guarantor has (i) without reliance on the Bank or any information received from the Bank and based upon the records and information the Guarantor deems appropriate, made an independent investigation of the Borrowers, or any one or more of them, the business, assets, operations, prospects and condition, financial or otherwise, of the Borrowers, or any one or more of them, and any circumstances that may bear upon those transactions, the Borrowers, or any one or more of them, or the obligations, liabilities and risks undertaken in this Guaranty with respect to the Liabilities; (ii) adequate means to obtain from the Borrowers, or any one or more of them, on a continuing basis information concerning the Borrowers, or any one or more of them, and the Bank has no duty to provide any information concerning the Borrowers, or any one or more of them, or any other obligor to the Guarantor; (iii) full and complete access to the Borrower and any and all records relating to any Liabilities now and in the future owing by the Borrowers, or any one or more of them; (iv) not relied and will not rely upon any representations or warranties of the Bank not embodied in this Guaranty or any acts taken by the Bank prior to and after execution or other authentication and delivery of this Guaranty (including but not limited to any review by the Bank of the business, assets, operations, prospects and condition, financial or otherwise, of the Borrowers, or any one or more of them); and (v) determined that the Guarantor will receive benefit, directly or indirectly, and has or will receive fair and reasonably equivalent value for, the execution and delivery of this Guaranty; (g) by entering into this Guaranty, the Guarantor does not intend to incur or believe that the Guarantor will incur debts that would be beyond the Guarantor's ability to pay as those debts mature; (h) the execution and delivery of this Guaranty are not intended to hinder, delay or defraud any creditor of the Guarantor; and (i) the Guarantor is neither engaged in nor about to engage in any business or transaction for which the remaining assets of the Guarantor are unreasonably small in relation to the business or transaction, and any property remaining with the Guarantor after the execution or other authentication of this Guaranty is not unreasonably small capital. Each Guarantor, other than a natural person, further represents that: (1) it is duly organized, validly existing and in good standing under the laws of the state where it is organized and in good standing in each state where it is doing business; and (2) the execution and delivery of this Guaranty and the performance of the obligations it imposes (A) are within its powers and have been duly authorized by all necessary action of its governing body, and (B) do not contravene the terms of its articles of incorporation or organization, its by-laws, or any agreement or document governing its affairs. Notice. Except as otherwise provided in this Guaranty, any notices and demands under or related to this document shall be in writing and delivered to the Guarantor at its address stated in this agreement and if to the Bank, shall be addressed to Operations Manager, JPMORGAN CHASE BANK, N.A., 1111 Polaris Parkway, Suite N4 (OH1-1085), Columbus, Ohio 43240, and if to the Bank, at its main office if no other address of the Bank is specified herein, by one of the following means: (a) by hand, (b) by a nationally recognized overnight courier service, or (c) by certified mail, postage prepaid, with return receipt requested. Notice shall be deemed given: (i) upon receipt if delivered by hand, (ii) on the Delivery Day after the day of deposit with a nationally recognized courier service, or (iii) on the third Delivery Day after the notice is deposited in the mail. "Delivery Day" means a day other than a Saturday, a Sunday, or any other day on which national banking associations are authorized to be closed. Any party may change its address for purposes of the receipt of notices and demands by giving notice of such change in the manner provided in this provision. Notice of terminations, as provided above, will not be deemed received until actually received by the Operations Manager, JPMORGAN CHASE BANK, N.A., 1111 Polaris Parkway, Suite N4 (OH1-1085), Columbus, Ohio 43240 under written receipt and shall be effective at the opening of the Bank for business on the third Delivery Day after receipt of the notice. Guaranty in Addition to Other Guaranty. This Guaranty is in addition to and not in substitution or replacement of any other guaranty executed by the Guarantor in favor of the Bank, and the Bank's rights under this Guaranty and any such other guaranty are cumulative.

Page 6 of 6 Governing Law and Venue. This Guaranty and (unless stated otherwise therein) all Related Documents shall be governed by and construed in accordance with Applicable Law. "Applicable Law" means the laws of the State of Ohio (without giving effect to its laws of conflicts). The Guarantor agrees that any legal action or proceeding with respect to any of its obligations under this Guaranty may be brought by the Bank in any state or federal court located in the State of Ohio, as the Bank in its sole discretion may elect. By the execution and delivery of this Guaranty, the Guarantor submits to and accepts, for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of those courts. The Guarantor waives any claim that the State of Ohio is not a convenient forum or the proper venue for any such suit, action or proceeding. Miscellaneous. The Guarantor's liability under this Guaranty is independent of its liability under any other guaranty previously or subsequently executed by the Guarantor or any one of them, singularly or together with others, as to all or any part of the Liabilities, and may be enforced for the full amount of this Guaranty regardless of the Guarantor's liability under any other guaranty. This Guaranty binds the Guarantor and the Guarantor's heirs, successors and assigns, and benefits the Bank and its successors and assigns. The Bank may assign this Guaranty in whole or in part without notice. The Guarantor agrees that the Bank and its affiliates may at any time work together and share any information about the Guarantor, the Guarantor's affiliates, the relationships of the Guarantor and the Guarantor's affiliates with the Bank or any of its affiliates or their successors, or about any matter relating to this Guaranty or any of the Liabilities guaranteed hereby, with and among JPMorgan Chase & Co., or any of its subsidiaries or affiliates or their successors, any purchaser or potential purchaser of any of the Liabilities guaranteed hereby, or any representative of any of the parties described in this sentence. The use of headings does not limit the provisions of this Guaranty. Any reference to a particular statute, rule or regulation includes all amendments, revisions or replacements of such statute, rule or regulation hereafter enacted. Time is of the essence under this Guaranty and in the performance of every term, covenant and obligation contained herein. WAIVER OF SPECIAL DAMAGES. THE GUARANTOR WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT THE UNDERSIGNED MAY HAVE TO CLAIM OR RECOVER FROM THE BANK IN ANY LEGAL ACTION OR PROCEEDING ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES. JURY WAIVER. THE GUARANTOR AND THE BANK (BY ITS ACCEPTANCE HEREOF) HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE, TO THE MAXIMUM EXTENT NOT PROHIBITED BY APPLICABLE LAW, ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED ON CONTRACT, TORT, OR OTHERWISE) BETWEEN THE GUARANTOR AND THE BANK ARISING OUT OF OR IN ANY WAY RELATED TO THIS DOCUMENT. THIS PROVISION IS A MATERIAL INDUCEMENT TO THE BANK TO PROVIDE THE FINANCING DESCRIBED HEREIN. HF FOODS GROUP INC. (Guarantor) By: Title: Taxpayer ID: Date of Guaranty:

Page 1 of 4 Resolutions of Board of Directors Title, if any Printed Name Signature Section B. Resolutions RESOLVED: That any _____ [if this blank is not completed then those authorized above can act singly on behalf of the Corporation with respect to subsections 1 through 10 below] of the above named representatives of this Corporation whose actual signatures are shown above (each, an "Authorized Person" and collectively, the "Authorized Persons") are authorized from time to time for, in the name of, and on behalf of the Corporation to enter into any agreements of any nature with the Bank, and those agreements will bind the Corporation. Specifically, but without limitation, each Authorized Person is authorized, empowered, and directed, either singly or collectively with additional Authorized Persons as specified above in this paragraph, to do the following as set forth in subsections 1 through 10 below for, in the name of, and on behalf of the Corporation: 1. Borrow and incur any indebtedness, negotiate and procure loans, lines of credit, letters of credit, discounts, and any other credit or financial accommodations from the Bank in any form and in any amount and on any terms as may be agreed upon between the Corporation and the Bank. 2. Guarantee or act as a surety for loans or other financial accommodations of any person, entity or third party to the Bank on such guarantee or surety terms as may be agreed upon with the Bank. terms set forth in this document. EACH REPRESENTATIVE SIGNING BELOW CERTIFIES the accuracy of this document and acknowledges and agrees to the Section A. Authorized Persons financial benefit. The Corporation has found that the transactions authorized by these resolutions are or will be in the Corporation's interest and to its Bank in the future; and The Corporation desires to ratify all past transactions and eliminate the necessity of presenting separate individual resolutions to the the Corporation; and The Corporation desires to authorize certain of its representatives to engage in these transactions for, in the name of, and on behalf of with its successors and assigns, the "Bank"); and The Corporation desires to engage in financial transactions from time to time with JPMORGAN CHASE BANK, N.A. (together Dated: August 2, 2021 a Delaware corporation (the "Corporation"). HF FOODS GROUP INC., By

Page 2 of 4 3. Subordinate, in all respects, any and all present and future indebtedness, obligations, liabilities, claims, rights, demands, notes and leases, of any kind which may be owed, now or hereafter, from any person or entity to the Corporation to all present and future indebtedness, obligations, liabilities, claims, rights and demands of any kind which may be owed, now or hereafter, from such person or entity to the Bank ("Subordinated Indebtedness"), together with subordination by the Corporation of any and all security interests, liens and mortgages, of any kind, whether now existing or hereafter acquired, securing payment of the Subordinated Indebtedness, all on such terms as may be agreed upon between the Corporation's representatives and the Bank and in such amounts as in his or her judgment should be subordinated. 4. Mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to the Bank any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an interest, including without limitation, all real property and all personal property, tangible or intangible, of the Corporation, as security for the payment of any credits, loans, or other financial accommodations so obtained by the Corporation or by any other person or entity, or any promissory notes so executed, including any amendments to or modifications, renewals, and extensions of such promissory notes, or any other or further indebtedness of the Corporation, including the guarantee of indebtedness by the Corporation for any other person or any other entity owed to the Bank at any time, however the same may be evidenced. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated, or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated or encumbered. 5. Lease personal property as lessee and elect as to tax credit and depreciation deductions. 6. Sell, assign, pledge or transfer all or any present or future stocks or securities registered in the Corporation's name. 7. Draw, endorse, and discount with the Bank all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either receive cash for the same or cause such proceeds to be credited to the Corporation's account with the Bank, or cause such other disposition of the proceeds derived therefrom as he or she may deem advisable. 8. Sign and deliver to the Bank, promissory notes or notes, drafts, acceptances, guaranties, subordination agreements, assignments, applications and reimbursement agreements for letters of credit, security agreements, financing statements, mortgages, deeds of trust, pledges, hypothecations, transfers, leases and any other instrument or document deemed necessary or required to carry out the authority contained in these resolutions, and any one or more renewals, extensions, modifications, refinancings, consolidations or substitutions of any of the foregoing. 9. Negotiate, consent to, and sign any instrument, writing, document or other agreement with the Bank containing a provision or provisions for waiver of the right to a trial before a jury; provisions for resolution of any and all disputes, claims, actions, issues, complaints, suits, or controversies, of any kind or nature, by arbitration or judicial reference; and provisions for cognovit, and confession of judgment and warrant of attorney for any indebtedness, or for any guaranty of indebtedness of the Corporation to the Bank. 10. Do and perform such other acts and things, pay any and all fees and costs, both before and after judgment, and execute and deliver such other documents and agreements as any authorized representative of the Corporation may in his or her discretion deem reasonably necessary or proper to carry into effect the provisions of these resolutions. FURTHER RESOLVED: The Corporation authorizes any officer of the Corporation, including but not limited to any Authorized Person, acting singly, to enter into any rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, forward transaction, currency swap transaction, cross-currency swap transaction, currency option or any other similar transaction, including any option with respect to any of these transactions, or any combination thereof, whether linked to one or more interest rates, foreign currencies, commodity prices, equity prices or other financial measures, in each case without limit as to amount or duration, and any officer of the Corporation, including but not limited to any Authorized Person, acting singly, is empowered and directed, in the name of and on behalf of the Corporation, to do and perform any and all acts and things, and to execute such documents, agreements, instruments and certificates in connection with any such transaction as may be required to comply with the foregoing, and the authority of any officer of the Corporation, including but not limited to any Authorized Person, to execute and deliver any such documents or agreements shall be conclusively evidenced by his or her execution and delivery thereof. FURTHER RESOLVED: The Corporation authorizes any one Authorized Person or any other person designated by any Authorized Person to handle the administration or operation of all credit facilities now or hereafter provided to the Corporation by the Bank, such as requesting advances and the issuance of letters of credit under lines of credit and other extensions of credit, and directing the disposition of such advances, which administration or operation may be handled in any manner, whether orally or in writing (including email and other forms of communication) or otherwise. The Corporation also authorizes the Bank to pay the proceeds of

Page 3 of 4 any action taken pursuant to these resolutions in the manner directed by any of such persons authorized to act, including (but not in limitation) directing the payment of such proceeds: (i) to any deposit or loan account of the Corporation; (ii) to the order of any of such persons in an individual capacity; or (iii) to the individual credit of any such person or the individual credit of any other person; and further to direct the payment from any of the Corporation's accounts in satisfaction of any of its obligations. The Corporation ratifies, confirms and approves all actions previously taken by any one of such persons authorized to act. The Bank is released from any liability and shall be indemnified against any loss, liability or expense arising from the Corporation's consideration or ratification of this resolution or the Bank's reliance on this resolution. FURTHER RESOLVED: The authority given is retroactive, and any acts referred to which were performed prior to the adoption of these resolutions are ratified and affirmed. This resolution shall be continuing, shall remain in full force and effect, and the Bank may rely on it until written notice of its revocation shall have been delivered to and received by the Bank. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given. The Corporation does indemnify and hold the Bank harmless for, from any loss or damage incurred by the Bank, both before and after judgment, arising from the Corporation's consideration or ratification of this resolution or the Bank's acting in reliance upon this resolution. FURTHER RESOLVED: The Corporation will notify the Bank prior to any (i) change in the Corporation's name; (ii) change in the Corporation's assumed business name(s); (iii) change in the management of the Corporation; (iv) change in the authorized signers; (v) change in the Corporation's chief executive office address; (vi) change in the jurisdiction under which the Corporation's business organization is formed or organized; (vii) conversion of the Corporation to a new or different type of business entity; or (viii) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and the Bank. No change in the Corporation's name will take effect until after the Bank has been notified. Section C. Certifications [A person authorized in Section A may also make the certifications below and sign in this Section.] I CERTIFY that I am: (i) the duly elected and qualified Secretary, Assistant Secretary, President or other officer or director of the Corporation authorized to provide this certification; and (ii) familiar with the books and records of the Corporation. I FURTHER CERTIFY that the above is a true and correct copy of resolutions duly adopted at a meeting of the Board of Directors of the Corporation or other persons having the power to adopt such resolutions, held in accordance with its by-laws, or by a legally effective instrument of action in lieu of a meeting, and that they are in full force and effect and do not violate any provision in the certificate or articles of incorporation, by-laws, organizational and governing documents, or other constitutional documents of the Corporation, and unless the Corporation specifies otherwise to the Bank, all such documents furnished by the Corporation to the Bank are complete and effective. These resolutions now stand of record on the books of the Corporation, and have not been modified or revoked in any manner whatsoever. I FURTHER CERTIFY that the individuals whose signatures appear above have been duly elected and are presently the incumbents of the offices (if any) set next to their respective signatures, and that the signatures are the genuine original signatures of each respectively. I FURTHER CERTIFY that all statements and representations made in this document are true and correct. (Signature) (Printed Name) Secretary Assistant Secretary President Other (please specify): (Title) (Date Signed)

Page 4 of 4 Section D. Additional Acknowledgments (if applicable) [Do not complete any of the boxes below if: (1) there is more than one person authorized in Section A; or (2) there is only one person authorized in Section A, but a different person is signing in Section C.] 1. Complete this section if there is only one person authorized to act on behalf of the Corporation (i.e., there is only one person authorized in Section A and that person is also signing in Section C), but the Corporation has other officers or directors. In such case, complete this section by the signature of a different officer or director of the Corporation. The undersigned as an officer or director of the Corporation hereby acknowledges the authority of the person certifying this document by the signature and title stated above in Section C to act alone for and on behalf of the Corporation as described in this document. (Signature) (Printed Name) (Title) (Date Signed) 2. Complete this section only if the Corporation is organized with only one Officer-Director. In such case, the sole officer or director of the Corporation should complete this section in addition to Section C. As permitted by law of the state of incorporation, the Corporation only has one officer or director. (Signature) (Printed Name) (Title) (Date Signed)

Page 1 of 2 B&R GROUP LOGISTICS HOLDING LLC, RONGCHENG TRADING, LLC, MOUNTAIN FOOD, LLC,OBLIGOR: CAPITAL TRADING, LLC RELEASED GUARANTOR: B&R GLOBAL HOLDINGS LLC NEW GUARANTORS: HF FOODS GROUP INC. REMAINING GUARANTORS: N/A Business Purpose Promissory Note(s) dated February 23, 2018 and December 19, 2018 and theFINANCING AGREEMENT: related Master Loan and Security Agreement dated February 23, 2018 for Loan No.(s) 1000143477 and 1000144903 (collectively, the "Financing Agreement"). For good and valuable consideration, receipt of which is acknowledged by all parties hereto, and in consideration of the mutual agreements herein, the parties hereto agree as follows: 1. Creditor, Obligor, New Guarantor and Remaining Guarantors agree that, upon Creditor's receipt of the New Guaranty executed by the New Guarantor as provided in section 2 hereof, this Agreement releases the Released Guarantors from payment and performance of any further obligations, indemnities and agreements of the Released Guarantors under the Original Guarantees. 2. Each New Guarantor agrees to execute and deliver to Creditor a Continuing Guaranty in form and substance acceptable to Creditor by which New Guarantor guarantees to Creditor all obligations of Obligor to Creditor ("New Guaranty"). New Guarantor is identified above represents and warrants that it shall each receive substantial economic benefit from the transactions described herein and that it has executed and delivered its guarantee in order to induce Obligor to provide the release of the Released Guarantor as provided in section 1 above. 3. Obligor agrees that all of its obligations, agreements, and indemnities under the Financing Agreement (a) remain in full force and effect and (b) are not in any way released, altered, diminished or impaired by this Agreement or any subsequent modification or amendment in the terms or conditions of the Financing Agreement or any guarantee. 4. Each Remaining Guarantor identified above agrees that all of his, her or its obligations, indemnities and agreements under the Financing Agreement and/or the Original Guarantees continue in full force and effect and shall apply to all obligations, indemnities and agreements of Obligor under the Financing Agreement and this Agreement. 5. As to each Remaining Guarantor and each Released Guarantor identified above, the term "Original Guarantee" means any and all guarantees executed and delivered at any time by such Guarantor in connection with all or any part of Obligor's obligations, indemnities and agreements under the Financing Agreement. 6. Each party hereto represents and warrants that: it has received, reviewed and approved all of the terms and conditions of the Financing Agreement, the New Guaranty and the Original Guarantees; it has full power and all necessary authority to execute and deliver this Agreement and to perform its obligations, indemnities and agreements herein; and this Agreement is a valid, legal and binding obligation of it which is enforceable against it in accordance with the terms hereof. 7. The terms and conditions of this Agreement shall be binding upon and inure to the benefit of all parties hereto and their successors and assigns; provided, that Obligor, New Guarantor and Remaining Guarantors may not assign or transfer any of their rights or obligations under the Financing Agreement, any guarantee or this Agreement without the prior written consent of Creditor. The terms and conditions of this Agreement shall be governed by the laws of the State of Ohio. This Agreement shall control in the event of any conflict JPMORGAN CHASE BANK, N.ACREDITOR: LIMITED RELEASE OF GUARANTY This Release of Guaranty is made as of August 2, 2021 by the parties identified below:

Page 2 of 2 between its terms and conditions and the terms and conditions of the Financing Agreement, any guarantee or any other agreement. This Agreement may be executed in any number of counterparts which shall together constitute one instrument. B&R GROUP LOGISTICS HOLDING LLC JPMORGAN CHASE BANK, N.A. (Obligor) (Creditor) By: ________________________________ By: _______________________________ Title: _______________________________ Title: Authorized Officer RONGCHENG TRADING, LLC HF FOODS GROUP INC. (Obligor) (New Guarantor) By: ________________________________ By: _________________________________ Title: _______________________________ Title: _______________________________ MOUNTAIN FOOD, LLC (Obligor) By: ________________________________ Title: _______________________________ CAPITAL TRADING, LLC (Obligor) By: ________________________________ Title: _______________________________